SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported): 25-Oct-02

Credit Suisse First Boston Mortgage Securities Corp Mortgage Pass-Through
 Certificates, Series 2002-HE16
(Exact name of registrant as specified in its charter)


          Delaware                      333-77054             13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

  On   25-Oct-02   a scheduled distribution was made from the Trust
     to holders of the Certificates.  The Trustee has caused to be filed with
     the Commission, the Monthly Report dated     25-Oct-02
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated            25-Oct-02


Credit Suisse First Boston Mortgage Securities Corp Mortgage Pass-Through
 Certificates, Series 2002-HE16

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:        25-Oct-02

DISTRIBUTION SUMMARY

                         Beginning                Current Perio      Accrued
          Original Current Principa    Principal  Pass-Through      Interest
Class  Face Value           Amount   Distribution         Rate Distributed (1)
A-1  212,500,000   199,040,903     3,635,804      2.11875%     351,432
A-2  150,000,000   143,955,168     2,845,138      2.14375%     257,170
A-3  40,000,000    38,388,045      758,703        2.15375%     68,899
A-4  30,000,000    28,791,034      569,028        2.13375%     51,194
A-IO 262,743,750   249,181,404     0              6.18625%     1,473,663
M-1  32,250,000    32,250,000      0              2.69375%     72,395
M-2  24,500,000    24,500,000      0              3.31375%     67,656
B-1  20,500,000    20,500,000      0              4.11375%     70,277
B-2  5,250,000     5,250,000       0              4.56375%     19,966
X    515,000,050   495,940,633     0              2.13375%     0
R    50            0               0              1.81375%     0
Total515,000,050   492,675,151     7,808,672                   2,432,651


                      Certificate         Ending
     Realized Loss        Interest   Current Prin
         Principal      Shortfall         Amount
Class
  A-1           N/A0               195,405,100
  A-2           N/A0               141,110,031
  A-3           N/A0               37,629,342
  A-4           N/A0               28,222,006
 A-IO           N/A0               244,437,636
  M-1            0 0               32,250,000
  M-2            0 0               24,500,000
  B-1            0 0               20,500,000
  B-2            0 0               5,250,000
    X           N/A0               489,232,426
    R           N/A0               0
Total            0 0               484,866,478

AMOUNTS PER $1,000 UNIT
                                                      Interest        Ending
                              Prin            Int Carry-forward    Curr Prin
ClassCusip            Distribution   Distribution       Amount        Amount
A-1  22540V2E1     17.10966569     1.65379576     0.00000000   919.55340951
A-2  22540V2F8     18.96758373     1.71446607     0.00000000   940.73353953
A-3  22540V2G6     18.96758375     1.72246350     0.00000000   940.73353950
A-4  22540V2H4     18.96758367     1.70646867     0.00000000   940.73353967
A-IO 22540V2J0     0.00000000      5.60874681     0.00000000   930.32711727
M-1  22540V2L5     0.00000000      2.24479163     0.00000000   1000.00000000
M-2  22540V2M3     0.00000000      2.76145837     0.00000000   1000.00000000
B-1  22540V2N1     0.00000000      3.42812488     0.00000000   1000.00000000
B-2  22540V2P6     0.00000000      3.80312571     0.00000000   1000.00000000
X    22540V2Q4     0.00000000      0.00000000     0.00000000   949.96578322
R    22540V2K7     0.00000000      0.00000000     0.00000000   0.00000000

                                   GROUP 1        GROUP 2      TOTAL
(i)  Principal Distributions:
Beginning Balance (includes Subsequ241,567,620    254,373,012  495,940,633
     Scheduled Principal           156,615        173,819      330,433
     Prepayments (Includes Curtailm2,966,800      3,410,973    6,377,773
     Net Liquidation Proceeds      0              0            0
     Loan Purchase Prices          0              0            0
     Total Principal Remittance    3,123,415      3,584,792    6,708,207
     Net Realized Losses           0              0            0
Ending Balance                     238,444,205    250,788,221  489,232,426

(v),(Prefunding Account:
     Beginning Balance             0.00           0.00         0.00
     Subsequent Transfer           0.00           0.00         0.00
     Added to available certificate0.00           0.00         0.00
     Amount on Deposit in Prefundin0.00           0.00         0.00

     Aggregate Ending Collateral Ba238,444,205    250,788,221  489,232,426

(vi) Ending Overcollateralization Amount                           4,365,948

     Interest Distributions:
     Scheduled Interest  - Net of S1,673,534      1,699,482    3,373,016
     Capitalized Interest Account w0              0            0
     Less Relief Act Interest Short0              0            0
     Less Net Prepayment Interest S0              0            0
                                   1,673,534      1,699,482    3,373,016
(xxi)Capitalized Interest Account:
     Beginning Balance                                         0
     less: Capitalized Interest Requirement                    0
     less: Withdrawal of Overfunded Interest Amount & remaining0
     Ending Balance                                            0

(vii)Servicing Fee 100,653         105,989        206,642
Trustee Fee        604             636            1,240
FSA Premium        9,952           10,557         20,509
Credit Risk Manager3,523           3,710          7,232


(ix) Advances
                   GROUP 1         GROUP 2        TOTAL
Current Aggregate  449,929         435,746        885,675
Outstanding Aggrega427,893         465,766        893,658

(x), Delinquency Information
 (xii), (xv), (xxiii)
     30-59 days delinquent         60-89 days delinquent
     Count         Balance         Count          Balance
Group61            7,828,807       13             1,523,621
Group34            5,899,781       11             2,063,137
Total95            13,728,588      24             3,586,758
*The figures do not include foreclosures, bankruptcies, or REO properties.

     90 or more days delinquent
     Count         Balance
Group6             581,704
Group11            1,919,603
Total17            2,501,308
*The figures do not include foreclosures, bankruptcies, or REO properties.

     Outstanding Loans             Foreclosure
     Count         Balance         Count          Balance
Group1,814         238,444,205     35             3,704,874
Group1,367         250,788,221     21             5,664,226
Total3,181         489,232,426     56             9,369,100


     Bankruptcy                    REO
     Count         Balance         Count          Balance      Market Value
Group4             433,380         0              0            0
Group7             1,048,162       2              167,781      117,000
Total11            1,481,543       2              167,781      117,000


(xiiiNumber of Loans for which Prepayment Premiums32
     Amount of Prepayment Premiums                189,081

(xiv)Current Month Delinquency Rate (60+days)     3.49660%
     Rolling Three Month Delinquency Rate Average 2.61477%

(xvi)Number of Loans Repurchased                  0
     Principal Balance of Loans Repurchased       0

(xviiRealized Losses incurred during the related D0.00
     Cumulative Net Realized Losses since Startup 0.00

(xix)Weighted Average Term to Maturity of Mortgage348
(xxivWeighted Average Gross Coupon of Mortgage Loa8.66150%
     Weighted Average Net Coupon of Mortgage Loans8.14100%

(xx) Insured Payment on Class As                  0.00

(xxv)Senior Enhancement Percentage                17.29350%

(xxviNet Excess Spread                            2.71236%

(xxviDeposit to Basis Risk Reserve Fund           0
     Basis Risk Reserve Fund Balance              5,000


     SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp Mortgage Pass-Through
 Certificates, Series 2002-HE16


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA